Fees Summary	Aug. 01, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	19,277.57
Total Transaction Valuation	125,914,870.95
Total Offset Amount	0.00
Net Fee	$ 19,277.57